CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 51 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated February 23, 1998, relating to the financial statements and financial highlights of J.P. Morgan European Equity Fund
(formerly  The JPM  European  Equity  Fund and J.P.  Morgan  Japan  Equity  Fund
(formerly The JPM Japan Equity Fund) and the financial statements and supplementary data of the European Equity Portfolio and The Japan Equity Portfolio appearing in the December 31, 1997 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration
Statement of our reports dated January 20, 1998, relating to the financial statements and financial highlights of J.P. Morgan International Opportunities Fund (formerly The JPM International Opportunities Fund) and the financial statements and supplementary data of The International Opportunities Portfolio appearing in the November 30, 1997 Annual Report, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 22, 1997, relating to the financial statements and financial highlights of J.P. Morgan Emerging Markets Equity Fund (formerly The JPM Emerging Markets Equity Fund) and the financial statements and supplementary data of The Emerging Markets Equity Portfolio appearing in the October 31, 1997 Annual Report, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 19, 1997, relating to the financial statements and financial highlights of J.P. Morgan International Equity Fund (formerly, The JPM International Equity Fund) and the financial statements and supplementary data of The International Equity Portfolio appearing in the October 31, 1997 Annual Report, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the heading "Financial Highlights" in the Prospectus an under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
March 30, 1998